                                                                   EXHIBIT 10.16


                       FIRST AMENDMENT TO LOAN AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "AMENDMENT"), dated as of May 4, 2001, is between GLOBAL ELECTION SYSTEMS, INC., a Delaware corporation ("BORROWER"), whose address is 1611 Wilmeth Road, McKinney, Texas 75069, and HIBERNIA NATIONAL BANK ("BANK"), having an office at 2300 Eldorado Parkway, McKinney, Texas 75070.

                                   RECITALS:

     A. Borrower and Bank have entered into that certain Loan Agreement (the "AGREEMENT") dated as of July 19, 2000, pursuant to which the Bank established a revolving credit facility for the Borrower in an amount not to exceed $5,000,000.

     B. Pursuant to the Agreement, Global Election Systems, Inc., a British Columbia corporation ("GLOBAL CANADA"), executed that certain Guaranty Agreement (the "GLOBAL CANADA GUARANTY") dated as of July 19, 2000 which guaranteed to Bank the payment and performance of the Obligations (as defined herein).

     C. Borrower and Bank now desire to amend the Agreement as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

     Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

     Section 2.1. Addition of Definitions to Section 1. Effective as of the date hereof, Section 1 of the Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

     "BORROWING BASE" means, at any time, an amount equal to the sum of 80% of Borrower's and Spectrum's Eligible Account Receivables.

     "COLLATERAL" has the meaning specified in Section 2.05.

     "GLOBAL CANADA" means Global Election Systems Inc., a British Columbia corporation.

     "GUARANTOR" means Global Canada and Spectrum.

     "LOAN DOCUMENTS" means this Agreement and all promissory notes, security agreements, deeds of trust, assignments, guaranties, and other instruments, documents, and such agreements executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

     "SPECTRUM" means Spectrum Print & Mail Services Ltd.

     "TERMINATION DATE" means 11:00 A.M. Dallas, Texas time on July 18, 2001, or such earlier date on which the Revolving Line of Credit terminates as provided in this Agreement.

     Section 2.2. Amendment to Definitions to Section 1. Effective as of the date hereof, the following definitions contained in Section 1 of the Agreement are hereby deleted in their entirety and are replaced as follows:

     "ELIGIBLE ACCOUNT RECEIVABLE" shall be defined as an account receivable created in the ordinary course of business which is acceptable to Bank in its reasonable credit judgment and which meets each of the following requirements:

          (a) If it arises from the sale of goods, such goods have been shipped or delivered to and, to the knowledge of Borrower and Spectrum, accepted by the account debtor under such account receivable;

          (b) To the knowledge of Borrower and Spectrum, it is valid, legally enforceable obligation of the account debtor thereunder, and is not subject to any counterclaim or other defense on the part of such account debtor or to any claim on the part of such account debtor denying liability thereunder in whole or in part; ("in part" does not include disputes in the normal course of business where the amount disputed represents 10% or less of the invoice amount, and the collectibility of the undisputed portion is unquestioned by Borrower and Spectrum);

          (c) It is not subject to any lien or security interest whatsoever, other than the security interest granted to Bank;

          (d) It has not been outstanding for more than 120 days past the original date of invoice rendered to such account debtor, or if it has been outstanding for more than 120 days past the original date of invoice, it is considered "current" under the terms of the underlying contract relating thereto, and is not evidenced by an instrument or chattel paper;

         (e) It is not owing by an account debtor who shall have failed to pay more than fifty percent (50%) of the aggregate balance then outstanding on accounts receivable owed by such account debtor within one hundred (120) days after their original invoice dates;

         (f) No account debtor in respect of such account is (i) an Affiliate of Borrower or Spectrum, or (ii) the subject of a proceeding under any applicable bankruptcy laws; and

         (g) The account debtor is not domiciled in any country other than the United States of America.

     Section 2.3. Amendment to Section 2.01 of the Agreement. Effective as of the date hereof, Section 2.01 is hereby deleted in its entirety and is replaced by the following:

         2.01 Revolving Line of Credit. Subject to the terms and conditions of this Agreement, Bank will make available to Borrower a Revolving Line of Credit up to a maximum of Five Million and No/100 Dollars ($5,000,000) from the date hereof to and including the Termination Date, provided that the aggregate amount of all borrowings hereunder at any time outstanding shall not exceed the less of the Borrowing Base or $5,000,000. Subject to the conditions of this Agreement, Borrower may borrow, repay and reborrow all or part of the Revolving Line of Credit, upon giving Bank notice no later than noon Central Time (whether standard or daylight) of its requirement on any business day. All borrowings under the Revolving Line of Credit must be made before five (5) days prior to the maturity of said loan, at which time all the unpaid principal and accrued interest shall be due and payable. The Revolving Line of Credit shall be evidenced by a promissory note (the "NOTE"). All funds so advanced will be for working capital purposes.

     Section 2.4. Amendment to Section 2.05 of the Agreement. Effective as of the date hereof, Section 2.05 of the Agreement is hereby deleted in its entirety and is replaced by the following:

         2.05 Security. To secure full and complete payment and performance of the Note and the other obligations set forth herein, Borrower shall execute and deliver, or cause to be executed and delivered, the documents described below:

               (a) Each of Borrower and Spectrum shall grant to the Bank a first priority security interest in all of its accounts and general intangibles, whether now owned or hereafter acquired, and all products and proceeds thereof (collectively, the "COLLATERAL") pursuant to a Commercial Security Agreement in Bank's customary form.

               (b) Each of Borrower and Spectrum shall execute and cause to be executed such further documents and instruments, including, without limitation, Uniform Commercial Code financing statements, as Bank, in its sole discretion, deems necessary or desirable to create, evidence, preserve, and perfect its liens and security interests in the Collateral.

               (c) Borrower shall cause to be granted the loan guaranty of
                   Global Canada.

               (d) Borrower shall cause to be granted to Bank the loan guaranty of Spectrum.

     In addition, the Note and the other obligations set forth herein shall be secured by any and all property used to secure any other indebtedness owed to Bank by Borrower or Guarantor.

     Section 2.5. Amendment to Section 5.11(b) of the Agreement. Effective as of the date hereof, Section 5.11(b) of the Agreement is hereby amended by deleting the reference to "Mortgage" and replacing it with "Security Agreement."

     Section 2.6. Amendment to Section 6.03 of the Agreement. Effective as of the date hereof, Section 6.03 of the Agreement is hereby deleted in its entirety.

     Section 2.7. Amendment to Section 8.12 of the Agreement. Effective as of the date hereof, Section 8.12 of the Agreement is hereby deleted in its entirety and is replaced by the following:

     8.12. ENTIRE AGREEMENT. THIS AGREEMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AGREEMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                                  ARTICLE III

                              Conditions Precedent

     Section 3.1. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) Borrower shall cause Spectrum to execute and deliver to Bank a Commercial Guaranty (the "SPECTRUM GUARANTY"), a Commercial Security Agreement and related UCC Financing Statements.

          (b) Bank shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Bank:

               (i) Resolutions. Resolutions of the Board of Directors of each of Borrower and Spectrum certified by its Secretary or an Assistant Secretary which authorize the executive, delivery, and performance by Borrower or Spectrum of this Amendment and the other Loan Documents to which Borrower or Spectrum is or is to be a party hereunder;

               (ii) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of each of Borrower and Spectrum certifying the names of the officers of Borrower or Spectrum authorized to sign this Amendment and each of the other Loan Documents to which Borrower or Spectrum is or is to be a party hereunder

(including the certificates contemplated herein) together with specimen signatures of such officers;

              (iii) Articles of Incorporation.    The articles of incorporation
of Borrower and Spectrum certified by the appropriate government official of the state of incorporation of Borrower and Spectrum within ten (10) days prior to the date of this Amendment;

              (iv)  Bylaws.   The bylaws of Borrower and Spectrum certified by
its Secretary or an Assistant Secretary of Borrower and Spectrum;

              (v)   Governmental Certificates.    Certificates of the
appropriate government officials of the state of incorporation of Borrower and Spectrum as to the existence and good standing of Borrower and Spectrum, each dated within ten (10) days prior to the date of this Amendment; and

              (vi) Additional Information. Bank shall have received such additional documents, instruments, and information as Bank or its legal counsel, Vinson & Elkins L.L.P., may request.

          (c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof;

          (d) Other than the non-compliance described in Section 4.2(iv), no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

                                   ARTICLE IV

                 Ratifications, Representations, and Warranties

     Section 4.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Agreement as amended hereby shall continue to be legal, valid, binding, and enforceable in accordance with its terms.

     Section 4.2.   Representations and Warranties.    Borrower hereby
represents and warrants to Bank that (i) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) other than the non-compliance described in Section 4.2(iv), no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iv) except for Borrower's non-compliance with certain financial covenants which have been temporarily waived by Bank, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE V

                                 Miscellaneous

     Section 5.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

     Section 5.2. References to Agreement; Global Canada. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that (a) any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby, and (b) any reference in such Loan Documents to "Global Election Systems, Inc. Canada" shall mean a reference to Global Election Systems Inc., a British Columbia corporation.

     Section 5.3. Expenses of Bank. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant thereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and fees of Bank's legal counsel, and all costs and expenses incurred by Bank in connection with that enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including without limitation the costs and fees of Bank's legal counsel.

     Section 5.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.5 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Bowie County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 5.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     Section 5.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.8. Effect of Waiver. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant condition, or duty by Borrower or Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty.

     Section 5.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 5.10. Non-Application of Chapter Finance of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated thereby.

     Section 5.11. Change in Management Covenant. Bank acknowledges that it has previously consented to the change in management arising from the election of Robert J. Urosevich as President of Borrower, so that no breach of Section 5.04 of the Loan Agreement has occurred as a result thereof.

     Section 5.12. ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Executed as of the date first written above.

                                        Borrower:

                                        GLOBAL ELECTION SYSTEMS, INC.

                                        By:    /s/ MICHAEL RASMUSSEN
                                               ----------------------
                                        Name:  S. Michael Rasmussen
                                               ----------------------
                                        Title: CFO
                                               ----------------------

                                        Bank:

                                        HIBERNIA NATIONAL BANK

                                        By:    /s/ RICHARD D. LARSEN
                                               ----------------------
                                        Name:  Richard D. Larsen
                                               ----------------------
                                        Title: Vice President
                                               ----------------------

     Guarantor hereby consents and agrees to this Amendment and agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid, and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.


                                        Guarantor:

                                        GLOBAL ELECTION SYSTEMS INC.,
                                        a British Columbia corporation

                                        By:    /s/ MICHAEL RASMUSSEN
                                               ---------------------------------
                                        Name:  Michael Rasmussen
                                               ---------------------------------
                                        Title: CFO
                                               ---------------------------------